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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2005

                              MERCHANTS GROUP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                        --------------------------------
                 (State or other jurisdiction of incorporation)

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
                    1-9640                              16-1280763
         ---------------------------        ------------------------------------
           (Commission File Number)         (I.R.S. Employer Identification No.)

     250 Main Street, Buffalo, New York                    14202
  ----------------------------------------      ---------------------------
  (Address of principal executive offices)               (Zip Code)
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       Registrant's telephone number, including area code: (716) 849-3333

                                (NOT APPLICABLE)

                      -------------------------------------

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communication pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))
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                                TABLE OF CONTENTS
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     Item 2.02    Financial Statements and Exhibits

     Item 9.01.   Results of Operations and Financial Condition

SIGNATURES
EXHIBIT INDEX
Exhibit 99 Press Release

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Item 2.02         Results of Operations and Financial Condition.

                  On March 16, 2005, Merchants Group, Inc. issued a press release announcing results for the year ended December 31, 2004. The text of the press release is furnished as exhibit to this Form 8-K. The information in this report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01         Financial Statements and Exhibits

                  The following exhibits are filed as a part of this report:

            Exhibit No.                                Description
                99                           Press release dated March 16, 2005.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MERCHANTS GROUP, INC.



Date:    March 16, 2005
                                   By: /s/       Kenneth J. Wilson
                                   ---------------------------------------------
                                   Kenneth J. Wilson
                                   Chief Financial Officer
                                   Treasurer



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                                  EXHIBIT INDEX


Exhibit No.
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99                         Press release dated March 16, 2005 filed herewith.





























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